                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  VICTOR J. RILEY, JR.

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 16, 1995.

                                            /s/  JAMES W. WERT

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 16, 1995.

                                            /s/  LEE G. IRVING

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 22, 1995.

                                            /s/  H. DOUGLAS BARCLAY

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 26, 1995.

                                            /s/  WILLIAM G. BARES

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 18, 1995.

                                            /s/  ALBERT C. BERSTICKER

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 21, 1995.

                                            /s/  THOMAS A. COMMES

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  KENNETH M. CURTIS

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  JOHN C. DIMMER

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  LUCIE J. FJELSTAD

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 16, 1995.

                                            /s/  ROBERT W. GILLESPIE

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  STEPHEN R. HARDIS

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 10, 1995.

                                            /s/  HENRY S. HEMINGWAY

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  DOUGLAS J. MCGREGOR

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  STEVEN A. MINTER

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 19, 1995.

                                            /s/  M. THOMAS MOORE

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 21, 1995.

                                            /s/  JOHN C. MORLEY

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  RICHARD W. POGUE

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  ROBERT A. SCHUMACHER

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 20, 1995.

                                            /s/  RONALD B. STAFFORD

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 19, 1995.

                                            /s/  DENNIS W. SULLIVAN

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 22, 1995.

                                            /s/  PETER G. TEN EYCK II

                                                                   EXHIBIT 24(A)

                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares and associated Rights issuable in the proposed merger of AutoFinance Group, Inc. with and into Key Auto Inc., a wholly owned subsidiary of KeyCorp, hereby constitutes and appoints Carter B. Chase, Roger Noall, Andrew
R. Tyson and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 21, 1995.

                                            /s/  NANCY B. VEEDER